Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 4/15/2008


Blended Coupon 5.0460%


Excess Protection Level
3 Month Average   7.47%
May, 2001   7.03%
April, 2001   7.75%
March, 2001   7.63%


Cash Yield19.68%


Investor Charge Offs 5.45%


Base Rate 7.20%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,958,014,468.94